17. INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

17.	INCOME TAXES

There was no Federal income tax expense for the years ended December 31, 2018 and 2017 due to the Company’s net losses. Income tax expense represents minimum state taxes due.

The blended Federal and State tax rate of 27.98% applies to loss before taxes. The Company’s tax expense differs from the “expected” tax expense for Federal income tax purposes, (computed by applying the United States Federal tax rate of 21% to loss before taxes), as follows:

	Year ended December 31,
	2018	2017
Computed “expected” tax expense (benefit)	$(755,744)	$(1,034,086)
State taxes, net of federal benefit	(251,217)	(171,202)
Goodwill impairment and other non-deductible items	(74,120)	643,016
Change in federal tax rates	–	4,145,380
Change in deferred tax asset valuation allowance	1,081,081	(3,583,108)
Income tax expense	$–	$–

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, are as follows:

	2018	2017
Deferred tax assets:
Charitable contributions	$2,900	$2,900
Reserve for bad debt	17,805	17,948
Stock options	3,448,014	3,416,792
Deferred Revenue	233,883	–
Depreciation	22,937	6,920
Other	19,661	17,674
Net operating loss carryforward	7,755,622	6,957,507
Total gross deferred tax assets	11,500,822	10,419,741
Less: Deferred tax asset valuation allowance	(11,432,888)	(10,351,807)
Total net deferred tax assets	67,934	67,934

Deferred tax liabilities:
Accrued salaries	(67,934)	(67,934)
Total deferred tax liabilities	(67,934)	(67,934)
Total net deferred taxes	$–	$–

As a result of the Company’s history of incurring operating losses, a full valuation allowance has been established. The valuation allowance at December 31, 2018 was $11,432,888. The increase in the valuation allowance during 2018 was $1,081,081.

At December 31, 2018, the Company has a net operating loss carry forward of $27,714,883 of which $24,862,803 is available to offset future net income through 2037 and $2,852,080 may be carried forward indefinitely subject to IRS defined annual usage limitations. The NOL expires during the years 2018 to 2037. The utilization of the net operating loss carryforwards is dependent upon the ability of the Company to generate sufficient taxable income during the carryforward period. In the event that a significant change in ownership of the Company occurs as a result of the Company’s issuance of common stock, the utilization of the NOL carry forward will be subject to limitation under certain provisions of the Internal Revenue Code. Management does not presently believe that such a change has occurred.

On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act (Act). The Act makes significant modifications to the provisions of the Internal Revenue Code, including but not limited to, a corporate tax rate decrease to 21% effective as of January 1, 2018. The Company’s net deferred tax assets and liabilities have been revalued at the newly enacted U.S. Corporate rate in the year of enactment. The adjustment related to the revaluation of the deferred tax asset and liability balances is a net charge of approximately $4.1 million. This expense is fully offset by a change in valuation allowance. Accordingly, there is no impact on income tax expense as of December 31, 2017 nor 2018.